UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2020
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
14231 Tandem Blvd, Austin, TX 78728
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On August 24 and August 25, 2020, five nominees of the Harold E. Riley Foundation (the "Foundation") filed Form 3s with the Securities Exchange Commission reporting that they were members of the board of directors of Citizens, Inc. (the "Company"). It should be noted that these five nominees are not members of the board of the Company. Rather, they have been submitted by the Foundation as potential director candidates and they will be reviewed and evaluated by the Nominating and Corporate Governance Committee of the board, as are all nominees to the board, under the Company's corporate governance principles.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Gerald W. Shields
Interim Chief Executive Officer and President
Date: August 28, 2020